                                                                   EXHIBIT 99.1


                        NORTHLAND CABLE TELEVISION, INC.
                           NORTHLAND CABLE NEWS, INC.

                                 --------------


                              LETTER OF TRANSMITTAL

             TO EXCHANGE 10 1/4% SENIOR SUBORDINATED NOTES DUE 2007

                                 --------------

                                 Exchange Agent:

                          HARRIS TRUST AND SAVINGS BANK

     By Registered or Certified Mail           By Overnight Courier or Hand:

     Harris Trust and Savings Bank             Harris Trust and Savings Bank
  c/o Harris Trust Company of New York     c/o Harris Trust Company of New York
            P.O. Box 1010                              88 Pine Street
          Wall Street Station                             19th Floor
        New York, NY 10268-1010                       New York , NY 10005


                                  By Facsimile:
                                 (212) 701-7636

                              Confirm by Telephone:
                                 (212) 701-7624


--------------------------------------------------------------------------------
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
--------------------------------------------------------------------------------

          The undersigned acknowledges receipt of the Prospectus dated ___________, 1998 (the "Prospectus") of Northland Cable Television, Inc., a Washington corporation, and Northland Cable News, Inc., a Washington corporation, (collectively, the "Company"), and this Letter of Transmittal to Exchange 10 1/4% Senior Subordinated Notes due 2007 which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 10 1/4% Senior Subordinated Notes due 2007 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 10 1/4% Senior Subordinated Notes due 2007 (the "Original Notes") that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

          The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

          All holders of Original Notes who wish to tender their Original Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter, or a facsimile thereof, to the Exchange

Agent, in person or to the address set forth above; and (2) tender his or her Original Notes or, if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer-How to Tender" in the Prospectus. (See Instruction 1).

         Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Original Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made on the Exchange Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Company have given written notice thereof to the Exchange Agent. The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or James A. Penny of Northland Cable Television, Inc., 1201 Third Avenue, Suite 3600, Seattle, Washington 98101, at (206) 674-3900.

             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                          BEFORE CHECKING ANY BOX BELOW

          Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

          List in Box 1 below the Original Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Original Notes on a separate signed schedule and affix that schedule to this Letter.


--------------------------------------------------------------------------------------------------------------------
                                                       BOX 1

                                     TO BE COMPLETED BY ALL TENDERING HOLDERS
--------------------------------------------------------------------------------------------------------------------
         Name(s) and Address(es)of             Certificate                                     Principal Amount of
            Registered Holder(s)                Number(s)        Principal Amount of         Original Notes Tendered
         (Please fill in if blank)                 (1)              Original Notes                     (2)

















--------------------------------------------------------------------------------------------------------------------
         Totals:
--------------------------------------------------------------------------------------------------------------------


(1) Need not be completed if Original Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Original Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Notes tendered.

          The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Notes, with full power of substitution, to: (a) deliver certificates for such Original Notes; (b) deliver Original Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Original Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

          The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Original Notes tendered.

          The undersigned agrees that acceptance of any tendered Original Notes by the Company and the issuance of Exchange Notes (together with the guarantee of the Guarantor with respect thereto) in exchange therefor shall constitute performance in full by the Company and the Guarantor of their respective obligations under the Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company and the Guarantor will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Original Notes, the undersigned certifies (a) that it is not an "Affiliate" of the Company, that it is not a broker-dealer that owns Original Notes acquired directly from the Company or an Affiliate, that it is acquiring the Exchange Notes acquired directly from the Company or an Affiliate, that it is acquiring the Exchange Notes offered hereby in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of such Exchange Notes; (b) that it is an Affiliate of the Company or of any of the initial purchasers of the Original Notes in the Offering and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it; or (c) that it is a participating Broker-Dealer (as defined in the Registration Rights Agreement) and that it will deliver a prospectus in connection with any resale of the Exchange Notes. By tendering Original Notes and executing this Letter of Transmittal, the undersigned further certifies that it is not engaged in and does not intend to engage in a distribution of the Exchange Notes.

          The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

          All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, legal representatives, successors, assigns, executors and administrators. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

          Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Original Notes not tendered but represented by a certificate also encompassing Original Notes which are tendered) to the undersigned at the address set forth in Box 1.

          The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:________________________________________

         Account Number:_______________________________________________________

         Transaction Code Number:______________________________________________


[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Owner(s):_______________________________________

         Date of Execution of Notice of Guaranteed Delivery:___________________

         Window Ticket Number (if available):__________________________________

         Name of Institution which Guaranteed Delivery:________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

________________________________________________________________________________
                                      BOX 2


                                PLEASE SIGN HERE

                     WHETHER OR NOT ORIGINAL NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

          This box must be signed by registered holder(s) of Original Notes as name(s) appear(s) on certificate(s) for Original Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)


X______________________________________________________________________________

X______________________________________________________________________________
                Signature(s) of Owner(s) or Authorized Signatory



                        Dated: ____________________, 1998



Name(s)________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)




Capacity (full title):_________________________________________________________

Address:_______________________________________________________________________
_______________________________________________________________________________


Area Code and Telephone No.:  (____) _____________________


                               SIGNATURE GUARANTEE

        (Certain Signatures Must be Guaranteed by an Eligible Institution
                            See Instruction 4 below)

________________________________________________________________________________

             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________

    (Address (including zip code) and Telephone Number (including area code))


Authorized Signature:__________________________________________________________

Capacity (full title):_________________________________________________________


                        Dated: ____________________, 1998




________________________________________________________________________________

____________________________________________________________________________________________________________________________
                                                           BOX 3

                                          TO BE COMPLETED BY ALL TENDERING HOLDERS

                                        PAYOR'S NAME: HARRIS TRUST AND SAVINGS BANK

____________________________________________________________________________________________________________________________
                                        PART 1. Please provide the TIN of the          Employer Identification or Social
                                        person submitting this Letter of               Security Number:
                                        Transmittal in the box at right and
                                        certify by signing and dating below.
                                        (See Instruction 5)                            _____________________________________








    SUBSTITUTE

    FORM W-9






Department of the Treasury,
Internal Revenue Service


Payer's Request for Taxpayer
Identification Number (TIN)
____________________________________________________________________________________________________________________________
                                        PART 2. Check the box if you are NOT subject to back-up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue
                                        Service has notified you that you are no longer subject to back-up withholding. [__]
____________________________________________________________________________________________________________________________
                                        PART 3. Check the box if you are awaiting your TIN                              [__]


____________________________________________________________________________________________________________________________
                                        CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION
                                        PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE


                                         Signature: ________________________________  Date:______________

                                         Name (Please Print)_____________________________________________

____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________
                             BOX 4                                                      BOX 5

                 SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
                      (See Instruction 4)                                        (See Instruction 4)

    To be completed ONLY if certificates for Original Notes in      To be completed ONLY if certificates for Original Notes in
    a principal amount not exchanged, or Exchange Notes, are        a principal amount not exchanged, or Exchange Notes, are
    to be issued in the name of someone other than the person       to be sent to someone other than the person whose
    whose signature appears in Box 2, or if Original Notes          signature appears in Box 2 or to an address other than
    delivered by book-entry transfer which are not accepted         that shown in Box 1.
    for exchange are to be returned by credit to an account
    maintained at the Book-Entry Transfer Facility other than
    the account indicated above.







    Issue and Deliver to:                                           Mail to:

    (check appropriate boxes)                                       (check appropriate boxes)
    [_]      Original Notes not tendered                            [_]     Original Notes not tendered
    [_]      Exchange Notes, to:                                    [_]      Exchange Notes, to:

    Name:____________________________________________________       Name:____________________________________________________
                 (Please Print or Type Name(s))                                    (Please Print or Type Name(s))

    Address:_________________________________________________       Address:_________________________________________________


    Taxpayer I.D. Number_____________________________________



                (PLEASE ALSO SIGN AND COMPLETE
                 SUBSTITUTE FORM W-9 AT BOX 3)
_____________________________________________________________________________________________________________________________

                         INSTRUCTIONS

        THE FOLLOWING INSTRUCTIONS FORM PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER



         1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Original Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter (or a manually signed facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Original Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

         If tendered Original Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Original Notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Original Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the Exchange Notes and/or Original Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Original Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

         Any beneficial owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Original Notes should contact such holder promptly and instruct such holder to tender Original Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such Original Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

         The Exchange Agent will make a request to establish an account with respect to the Original Notes at The Depository Trust Company (the "Book-Entry Transfer Facility") for purposes of the Exchange Offer within two business days after receipt of the Prospectus, and any financial institution that is a participant in the Book-Entry Transfer Facility's systems may make book-entry delivery of Original Notes by causing the Book-Entry Transfer Facility to transfer such Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures for transfer. However, although delivery of Original Notes may be effected through book-entry transfer at the Book-Entry Transfer Facility, this Letter, with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address on this Letter on or prior to the Expiration Date of the guaranteed delivery procedures described below must be complied with.

         The method of delivery of Original Notes and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

         Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number, as applicable) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Company and the Exchange Agent.

         If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Original Notes to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the back cover hereof on or prior to the Expiration Date a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the Original Notes being tendered, the names in which the Original Notes are registered and, if possible, the certificate numbers of the Original Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New

York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Original Notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Original Notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

         A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Original Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Original Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Original Notes (or a timely Book-Entry Confirmation).

         All questions as to the validity, form, eligibility (including time of receipt), acceptance for exchange and withdrawal of tendered Original Notes will be determined by the Company, whose determination will be final and binding. The Company reserve the absolute right to reject any or all tenders that are not in proper form or the acceptance for exchange of which, in the opinion of the Company's counsel, may be unlawful. The Company also reserve the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularities in tenders of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

         Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

         2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Original Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Original Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Original Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Original Notes represented by a submitted certificate is tendered (or, in the case of Original Notes tendered by book-entry transfer, such non-exchanged Original Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

         If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. For a withdrawal to be effective with respect to the tender of Original Notes, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address on this Letter prior to the Expiration Date. Any such notice of withdrawal must specify the person named in this Letter as having tendered the Original Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Original Notes, the principal amount of Original Notes represented by such certificates, a statement that such holder is withdrawing his or her election to have such Original Notes exchanged, and the name of the registered holder of such Original

Notes, and must be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Original Notes being withdrawn. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

         3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Original Notes, without alteration, enlargement or any change whatsoever.

         If any of the Original Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Original Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

         If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Original Notes are tendered, and/or (ii) untendered Original Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Original Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

         If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to so act, unless waived by the Company.

         Signatures on this Letter must be guaranteed by an Eligible Institution, unless Original Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program
(SEMP). If Original Notes are registered in the name of a person other than the signer of this Letter, the Original Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Original Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

         5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Original Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. If withholding results in overpayment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         Under federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Original Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

         7. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Original Notes tendered.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.


         IMPORTANT: This Letter (together with certificates representing tendered Original Notes or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the Expiration Date (as defined in the Prospectus).